Exhibit 10.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE

PARTIES

This Settlement Agreement and General Release (the “Agreement”) is made and entered into as of the 22nd day of - March, 2019 by and between RedHawk Holdings Corp., on behalf of itself and its shareholders, officers, directors, employees, agents, attorneys, affiliates, successors and assigns (collectively “RedHawk”); Beechwood Properties, LLC, on behalf of itself and its members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns (collectively “Beechwood”); G. Darcy Klug, on behalf of himself and his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns (collectively, “Mr. Klug”), on the one hand, and Daniel J. Schreiber, on behalf of himself and his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns (collectively, “Mr. Schreiber”); Andrea Schreiber on behalf of herself and her personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns (collectively, “Ms. Schreiber”); and Mr. Schreiber and Ms. Schreiber in their capacities as Co-Trustees of the Daniel J. Schreiber Living Trust – Dtd 2/08/95, on behalf of themselves as Trustee, their personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns, all trust beneficiaries (collectively, the “Schreiber Trust”) on the other hand (all parties to this Agreement are collectively referred to as the “Parties”).

RECITALS

WHEREAS, the Parties had a dispute related to the ownership of RedHawk stock by Mr. Schreiber and/or the Schreiber Trust; and

WHEREAS, on January 31, 2017, RedHawk and Beechwood filed suit against Mr. Schreiber and the Schreiber Trust in the United States District Court for the Eastern District of Louisiana under Civil Action No. 2:2017cv819-B(3) (the “Louisiana Lawsuit”); and

WHEREAS, Mr. Schreiber and the Schreiber Trust answered the Lawsuit and counter-claimed against RedHawk and Beechwood and made additional claims against Mr. Klug in the Lawsuit; and

WHEREAS, on April 24, 2017, Mr. Schreiber and the Schreiber Trust also filed suit against RedHawk, Mr. Klug and six other defendants in the United States District Court for the Southern District of California under Civil Action No. 3:17-cv-00824-WQH-BLM which case was dismissed without prejudice on September 26, 2017 (the “California Lawsuit”); and

WHEREAS, it is now the intention of the parties hereto to resolve all issues between them in any way related to the Louisiana Lawsuit and the California Lawsuit (collectively, the “Litigation”) or arising out of the subject matter of the Litigation; and

WHEREAS, the Parties seek to resolve the claims that they have against each other arising out of the subject matter of the Lawsuits.

GENERAL RELEASE AND PROMISES

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties expressly agree to the following terms and conditions in full settlement, compromise, and satisfaction of the claims which were alleged or could have been alleged against one another in the Litigation:

1.            Consideration to RedHawk From Mr. Schreiber and the Schreiber Trust. In consideration for the releases granted herein and the monetary consideration described herein, Mr. Schreiber and the Schreiber Trust shall, concurrent with the execution of this Agreement, transfer all RedHawk stock they presently own to RedHawk.

2.            Consideration to Mr. Schreiber and the Schreiber Trust From Redhawk. In consideration for the releases granted herein and timely delivery of RedHawk stock pursuant to Section 1 hereof, and consistent with the provisions of the Settlement Terms incorporated herein as Exhibit A, RedHawk shall deliver to the Schreiber Trust, concurrent with the execution of this Agreement:

a.	A cash payment of Two Hundred Fifty Thousand and 00/100 Dollars (US$250,000.00) due upon signing of this Agreement; and

b.	A Non-interest bearing Promissory Note substantially in the form attached hereto as Exhibit A. in the amount of Two Hundred Thousand and 00/100 Dollars (US$200,000.00), which shall be due and payable on or before September 6, 2020 (“Note 1”); and

c.	A Non-interest bearing Promissory Note substantially in the form attached hereto as Exhibit B. in the amount of Two Hundred Thousand and 00/100 Dollars (US$200,000.00), which shall be due and payable on or before September 5, 2021 (“Note 2”);

3.            Consideration to Mr. Schreiber and the Schreiber Trust from Beechwood and Mr. Klug. As additional consideration for the foregoing, Beechwood and Mr. Klug shall secure RedHawk’s obligations to the Schreiber Trust by granting first-priority security interests in the following assets:

a.	1,000 shares of Mr. Klug’s Series B Preferred RedHawk Stock; and 1,473 shares of Mr. Klug’s Series A Preferred RedHawk Stock as provided in the Stock and Membership Interest Security Agreement attached hereto as Exhibit C, and

b.	Beechwood’s interest in the Tower Hotels Fund 2014, LLC as provided in the Stock and Membership Interest Security Agreement attached hereto as Exhibit C. Should Beechwood elect to sell its interest in the Tower Hotels Fund 2014, it shall substitute a $150,000.00 Certificate of Deposit for the Tower Hotel membership interest.

4.            Early Pay-off Option for RedHawk. As additional consideration for the foregoing, RedHawk shall have the option to fully satisfy and retire both Note 1 and Note 2 for a single payment of Three Hundred Thousand Dollars (US$300,000.00) provided such payment is made to the Schreiber Trust on or before September 4, 2019.

5.            Substitute Security.

a.	If RedHawk applies for a name change, symbol change and/or reverse stock split authority that is refused by FINRA based on the fact that Schreiber holds a security interest in the Series A shares and/or the Series B shares, as shown by an actual letter from FINRA stating that the denial is based on the lien, security interest or Schreiber’s potential ownership of the Series A and/or the Series B shares as a result of the security interest , then RedHawk has the right to substitute collateral as described in the following provisions 5(b) through 5(e).

b.	Schreiber will be given a perfectable security interest in RedHawk’s SANDD needle destruction technology (U.S. Patent Number US2003/0010754 A1) (the “Needle Destruction Technology”).

c.	Schreiber will sign an agreed advance subordination agreement to a third party lender who uses the Needle Destruction Technology for security for financing to the company. That subordination agreement will be substantially in the form of Exhibit E.

d.	If after the settlement a lender requires a subordination agreement in that lender’s own form used in the ordinary course of that lender’s business and required by that lender in order to provide financing to the company, Schreiber will agree to promptly sign that as well.

e.	The penalty for failing to sign a legitimate request for subordination by a third-party lender within ten (10) days after it has been provided to him in writing will be a forfeiture of any amounts RedHawk owes Schreiber at the time.

6.      Acceleration. Note 1 and Note 2 will also be subject to these terms:

a.	If Klug sells any holdings in RedHawk at an aggregate price greater than $250,000 before Note 1 and Note 2 are paid off in their entirety, Note 1 and Note 2 will become immediately due and payable.

b.	If RedHawk defaults on any future Note payments, it will have a thirty day grace period within which to cure the payment default; at the end of that grace period:

i.	All amounts due on the Notes will be accelerated and become immediately due and payable

ii.	Interest will be added to all of the outstanding debt (including the accelerated amounts) in an amount of 18% simple interest charged back to the date of this Settlement Agreement.

iii.	The company will owe a $15,000 late payment fee for any payment which is paid after the due date but during the grace period. This late payment fee shall apply individually to each Note 1 and Note 2.

c.	While any amounts are due to Schreiber, the Company agrees that if it issues any shares of any series or class for cash, it shall use 50% of all monetary proceeds received from the issuance to reduce the debts owed to Schreiber.

d.	Schreiber will be entitled to actual reasonable attorneys’ fees or 10% of the amounts due, whichever is greater, for any sums expended after expiration of the 30-day grace period in pursuing any payment not made timely.

7.            Release of Claims of RedHawk. In return for the foregoing, and subject to subject to the terms of this Agreement, RedHawk, for and on behalf of itself and its shareholders, officers, directors, employees, agents, attorneys, affiliates, successors and assigns does hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) Mr. Schreiber and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; (ii) Ms. Schreiber and all of her personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; and (iii) Mr. Schreiber and Ms. Schreiber in their capacities as Co-Trustees of the Schreiber Trust of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which RedHawk, has ever had or claimed to have, now has or claims to have, against Mr. Schreiber, Ms. Schreiber and/or the Schreiber Trust, (whether through operation of law, assignment or subrogation) insofar as such claims arise from the subject matter of the Lawsuits.

8.            Release of Claims of Beechwood In return for the foregoing, and subject to subject to the terms of this Agreement, Beechwood, for and on behalf of itself and its members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns does hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) Mr. Schreiber and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; (ii) Ms. Schreiber and all of her personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; and (iii) Mr. Schreiber and Ms. Schreiber in their capacities as Co-Trustees of the Schreiber Trust of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which RedHawk, has ever had or claimed to have, now has or claims to have, against Mr. Schreiber, Ms. Schreiber and/or the Schreiber Trust, (whether through operation of law, assignment or subrogation) insofar as such claims arise from the subject matter of the Lawsuits.

9.            Release of Claims of Mr. Klug. In return for the foregoing, Mr. Klug, for and on behalf of himself and his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns does hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) Mr. Schreiber and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; (ii) Ms. Schreiber and all of her personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns; and (iii) Mr. Schreiber and Ms. Schreiber in their capacities as (iii) Mr. Schreiber and Ms. Schreiber in their capacities as Co-Trustees of the Schreiber Trust of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which RedHawk, has ever had or claimed to have, now has or claims to have, against Mr. Schreiber, Ms. Schreiber and/or the Schreiber Trust, (whether through operation of law, assignment or subrogation) insofar as such claims arise from the subject matter of the Lawsuits.

10.          Release of Claims of Mr. Schreiber. In return for the foregoing, Mr. Schreiber, for and on behalf of himself and his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns does hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) RedHawk and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; (ii) Beechwood and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; and (iii) Mr. Klug and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which South Oil, has ever had or claimed to have, now has or claims to have, against RedHawk, Beechwood and/or Mr. Klug, (whether through operation of law, assignment or subrogation) insofar as such claims arise from the subject matter of the Lawsuits. .

11.          Release of Claims of Ms. Schreiber. In return for the foregoing, Ms. Schreiber, for and on behalf of herself and her personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns does hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) RedHawk and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; (ii) Beechwood and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; and (iii) Mr. Klug and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which South Oil, has ever had or claimed to have, now has or claims to have, against RedHawk, Beechwood and/or Mr. Klug, (whether through operation of law, assignment or subrogation) specifically including, but not limited to, those in any way connected with or asserted in the Litigation from the beginning of the world to the day of the date of this Agreement. RedHawk, Beechwood and/or Mr. Klug shall be entitled to enforce their rights and remedies pursuant to this Agreement.

12.          Release of Claims of the Schreiber Trust. In return for the foregoing, Mr. Schreiber and Ms. Schreiber in their capacities as Co-Trustees of the Daniel J. Schreiber Living Trust – Dtd 2/08/95, together with their personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns, all trust beneficiaries do hereby irrevocably, unconditionally, fully, finally, and forever release and discharge (i) RedHawk and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; (ii) Beechwood and all of its past, present and future members, managers, officers, directors, employees, agents, attorneys, affiliates, successors and assigns and all other persons, partners, entities, associations, partnerships and corporations with whom any of the former have been, are now or may hereafter be affiliated; and (iii) Mr. Klug and all of his personal representatives, executors, administrators, employees, agents, attorneys, heirs, devisees, beneficiaries, successors and assigns of and from any and claims, judgments, actions, causes of action, suits, sums of money, demands, rights, damages, injuries, costs, obligations, contracts, agreements, promises, liabilities, losses, debts, harms, expenses, fees (including attorneys’ fees), and compensation of every kind or nature whatsoever, whether based on tort, contract, statute or any other theory of recovery, in law or in equity, whether for compensatory or punitive damages, whether known or unknown and whether foreseen or unforeseen, which South Oil, has ever had or claimed to have, now has or claims to have, against RedHawk, Beechwood and/or Mr. Klug, (whether through operation of law, assignment or subrogation) insofar as such claims arise from the subject matter of the Lawsuits.

13.          Motions to Dismiss. All Parties shall direct their counsel to execute the Motions to Dismiss with Prejudice attached as Exhibits D and E.

OTHER REPRESENTATIONS AND WARRANTIES

14.          Entire Agreement. This Agreement contains the entire, complete and integrated statement of each and every term and provision agreed to by and among the parties. It contains the entire agreement and understanding between the parties relating to the subject matter contained herein, superseding any prior oral or written agreements pertaining to said subject matter. No other promises, representations or other inducements have been made to any party hereto in exchange for this Agreement.

15.          Neutral Interpretation. In the event any dispute arises among the parties with regard to the interpretation of any term of this Agreement, all of the parties shall be considered collectively to be the drafting party and any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall be inapplicable.

16.          Modification. No provision of this Agreement may be waived, altered, amended, or modified in any respect or particular whatsoever except by written agreement duly executed by each of the parties to this Agreement.

17.          Severability. If any provision of this Agreement is held to be invalid, void or unenforceable, the balance of its provisions will, nevertheless, remain in full force and effect and will in no way be affected, impaired or invalidated.

18.          Full Authority. The parties hereto represent that they have full authority to enter into this Agreement, and the individual parties are competent and of the age majority.

19.          Terms Read and Understood. Each party hereto represents that he, she, or it has carefully read and fully understands the terms, conditions, meaning and intent of this Agreement, and that each party has had an opportunity to discuss the terms, conditions and provisions with legal counsel prior to the execution hereof. Each party specifically hereby acknowledges receipt of a copy of this Agreement before signing it and understands that each and every provision of this Agreement is contractual, legally binding and not mere recitals.

20.          No Duress. Each party acknowledges that it is executing this Agreement after having received from independent legal counsel of its own choosing, legal advice as to its rights hereunder and the legal effect thereof, to the extent each party deemed appropriate. Each party agrees to sign this Agreement as its own voluntary act and deed, and represents that such execution was not the result of any duress, coercion or undue influence upon it.

21.          No Representations. Each of the parties hereto represents and warrants that no representations about the nature and extent of the claims or about any damages, loss or injury or about the nature and extent of the legal liability or financial responsibility, if any, made by any opposing party nor any representations about income tax consequences, have induced them to enter into this Agreement. In determining and agreeing to the terms and conditions provided in this Agreement, each of the parties hereto has taken into consideration not only all known facts, damages and losses, but also the fact that consequences not now known may result from occurrences or events that may have given rise to the claims released in this Agreement. The parties further recognize that the facts relating to the underlying claims released by this Agreement may turn out to be different from the facts now known or believed to be true by each of the parties. Each of the parties expressly assumes the risk of the facts turning out to be different, and agrees that this Agreement shall not be subject to termination by reason of any different facts.

22.          Successors and Assigns. The provisions of this Agreement shall be binding and inure to the benefit of each of the parties and their respective heirs, executors, administrators, agents, representatives, successors and assigns.

23.          Attorneys’ Fees and Costs. Each of the parties shall bear its own attorneys’ fees, expenses and costs incurred in connection with this Agreement, provided however, that in the event of litigation, arbitration or other proceeding is brought concerning the interpretation or enforcement of this Agreement, or because of an alleged dispute, default, misrepresentation or breach in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees, expenses and costs actually incurred in connection therewith, in addition to any other relief to which it may be entitled.

24.          Governing Law. This Agreement, as well as the parties’ rights and obligations hereunder, shall be in all respects interpreted, enforced and governed by and under the laws of the State of Louisiana.

25.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

26.          Headings. The headings of this Agreement are for convenience or reference only, and shall not limit, expand, modify or otherwise affect the meaning hereof.

27.          Notice. All notices to be sent or information to be provided under this Settlement Agreement shall be sent to the following:

a.	To RedHawk, Beechwood and Mr. Klug –

Samuel E. Masur

Email: smasur@gamb.law

Gordon, Arata, Montgomery, Barnett, McCollam, Duplantis & Eagan, LLC

400 East Kaliste Saloom Road, Suite 4200

Lafayette, Louisiana 70508

Phone: (337) 237-0132

Fax: (337) 237-3451

b.	To Mr. Schreiber, Ms. Schreiber and the Schreiber Trust -

Paul Matthew Jones, T.A. (#19641)

Email: mjones@liskow.com

LISKOW & LEWIS

822 Harding Street

Post Office Box 52008

Lafayette, Louisiana 70505-2008

Telephone: (337) 232-7424

Facsimile: (337) 267-2399

IN WITNESS WHEREOF, the parties hereto have executed this Agreement consisting of eleven (11) pages, including the signature pages but excluding referenced exhibits, as of the date and year first above written.

[SIGNATURE PAGES FOLLOW]

RedHawk Holdings Corp.

By:	/s/ G. Darcy Klug
Name:	G. Darcy Klug

STATE OF LOUISIANA

PARISH OF LAFAYETTE

        I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: G. Darcy Klug

Date:	March 19, 2019	/s/ Samuel E Masur
Notary Public

(Printed Name of Notary)
My Commission Expires:

Beechwood Properties, LLC

By:	/s/ G. Darcy Klug
Name:	G. Darcy Klug

STATE OF LOUISIANA

PARISH OF LAFAYETTE

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: G. Darcy Klug

Date:	March 19, 2019	/s/ Samuel E Masur
Notary Public

(Printed Name of Notary)
My Commission Expires:

G. Darcy Klug

By:	/s/ G. Darcy Klug

STATE OF LOUISIANA

PARISH OF LAFAYETTE

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: G. Darcy Klug

Date:	March 19, 2019	/s/ Samuel E Masur
Notary Public

(Printed Name of Notary)
My Commission Expires:

Daniel J. Schreiber

/s/ Daniel J. Schreiber

STATE OF NEW YORK

COUNTY OF NEW YORK

        I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: Settlement Agreement and General Release

Date:	3/19/19	/s/ Paul A. Rachmuth
Notary Public
/s/ Paul A. Rachmuth
(Printed Name of Notary)
		My Commission Expires:	7/8/19

Andrea Schreiber

By:	/s/ Andrea Schreiber
Name:	Andrea Schreiber

STATE OF NEW YORK

COUNTY OF NEW YORK

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: Settlement Agreement and General Release

Date:	3/19/19	/s/ Paul A. Rachmuth
Notary Public

(Printed Name of Notary)
		My Commission Expires:	7/8/19

The Daniel J. Schreiber Living Trust - Dtd 2/08/09

Dated: ____________, 2019.	By:	/s/ Daniel J. Schreiber
Daniel J. Schreiber, Trustee,
	By:	/s/ Andrea Schreiber
Andrea Schreiber, Trustee,

STATE OF NEW YORK

PARISH OF NEW YORK

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: ________________

Date:	3/19/19	/s/ Paul A. Rachmuth
Notary Public
/s/ Paul A. Rachmuth
(Printed Name of Notary)
		My Commission Expires:	7/8/19